UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 24, 2014 (July 21, 2014)

SCI Engineered Materials, Inc.

(Exact Name of Registrant as specified in its charter)

Ohio	0-31641	31-1210318
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of		Identification
incorporation or		Number)
organization)

2839 Charter Street

Columbus, Ohio 43228

(614) 486-0261

(Address, including zip code, and telephone number

including area code of Registrant's

principal executive offices)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The disclosure contained in "Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant" of this Current Report on Form 8-K is incorporated in this Item 1.01 by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

A second amendment to loan agreement was entered into on July 21, 2014, but is made effective as of December 31, 2012, between the Director of the Ohio Development Services Agency, formerly known as the Department of Development and SCI Engineered Materials, Inc., an Ohio corporation.

Section 4.1(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(h) Job Creation. The Company has represented that the Loan will permit the Company to create an estimated 4 full-time jobs and retain 20 full-time jobs in the City in the County of Franklin, Ohio by December 31, 2015. If the Company fails, for reasons other than Market Conditions, to create and retain such jobs, the interest rate on the outstanding balance of the Loan shall, at the option of the Director, increase to ten percent (10%). Notwithstanding the terms of this Agreement, the Director has the discretion to determine compliance, including but not limited to, whether to aggregate the number of jobs that have been created or retained.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCI ENGINEERED MATERIALS, INC.

Date: July 24, 2014	By:	/s/ Daniel Rooney
Daniel Rooney
Chairman of the Board, President and Chief Executive Officer

2

SECOND AMENDMENT TO LOAN AGREEMENT

(SCI ENGINEERED MATERIALS, INC.)

THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Amendment”) is entered into on July 21, 2014, but is made effective as of December 31, 2012, between the Director of the Ohio Development Services Agency, formerly known as the Department of Development (the “Director”) and SCI Engineered Materials, Inc., an Ohio corporation (the “Borrower”).

Background Information

A..	On or about February 1, 2011, the Director and the Borrower executed a Loan Agreement (the “Original Loan Agreement”) whereby the Director provided 166 Direct Loan (the “Loan”) in the amount of $744,250 to the Borrower to undertake the Project as set forth in the Loan Agreement. The Borrower executed and delivered to the Director a Cognovit Promissory Note in the same amount that documented the Borrower’s repayment of the Loan.

B.	The parties subsequently entered into a First Amendment to Loan Agreement dated April 3, 2012 (the “First Amendment”). The Original Loan Agreement together with the First Amendment shall be collectively referred to as the “Loan Agreement.”

C.	The Borrower has requested a modification to the Job Creation provision provided in the Loan Agreement due to Market Conditions.

D.	The Director has reviewed the Borrower’s request and has agreed to the request to modify the provision upon the terms and conditions of this Amendment.

Agreement

In consideration of the representations and mutual promises made herein, the benefits accruing to the parties herein, and the obligations continuing hereunder, the parties agree that:

1.	Capitalized Terms. All capitalized terms not otherwise defined in this Amendment shall have the meaning set forth in the Loan Agreement.

2.	Amendment to Section 4.1(h). Section 4.1(h) of the Loan Agreement is hereby deleted in its entirety and replaced with the following:

(h) Job Creation. The Company has represented that the Loan will permit the Company to create an estimated 4 full-time jobs and retain 20 full-time jobs in the City in the County of Franklin, Ohio by December 31, 2015. If the Company fails, for reasons other than Market Conditions, to create and retain such jobs, the interest rate on the outstanding balance of the Loan shall, at the option of the Director, increase to ten percent (10%). Notwithstanding the terms of this Agreement, the Director has the discretion to determine compliance, including but not limited to, whether to aggregate the number of jobs that have been created or retained.

3

3.	Representations and Warranties. The Borrower represents and warrants the following to the Director:

(a)	The execution, delivery and performance by the Borrower of this Amendment and the transactions contemplated herein (i) are and will be within the powers of Borrower, (ii) have been authorized by all necessary actions of Borrower, (iii) are not and will not be in contravention of any order of any court or other agency of government, or of any law to which Borrower or any property of Borrower is bound, and (iv) are not and will not be in conflict with, or result in a breach of or constitute (with due notice and/or lapse of time) a default under the articles of organization or other organizational documents, or any indenture, agreement or undertaking to which Borrower is a party or by which Borrower or any property of Borrower is bound;

(b)	This Amendment and any other agreements executed and delivered in connection herewith shall be valid, binding and enforceable against Borrower in accordance with their respective terms except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally;

(c)	Each of the representations and warranties contained in, and each of the exhibits and/or schedules attached to the Loan Agreement, as amended, and the Loan Documents are true, correct and complete in all material respects as of the date hereof;

(d)	No event or condition, which has or is likely to have a material adverse effect as to Borrower has occurred from the Closing Date to the date hereof; and

(e)	Upon the effectiveness of this Amendment, no default or Event of Default is outstanding under the Loan Agreement or any of the Loan Documents.

4.	Confirmation of Security Interests. The Borrower confirms and agrees that all prior security interests and liens granted to the Director in all existing and future assets of the Borrower remain unimpaired and in full force and effect and shall continue to cover and secure all the Borrower’s obligations to the Director. Borrower further confirms and represents that any and all of the Project Equipment remains free and clear of all liens other than those in favor of the Director and as otherwise permitted in the Loan Documents. Nothing contained herein is intended to in any way impair or limit the validity, priority or extent of the Director’s security interest in and liens upon the collateral of Borrower.

5.	Obligations Absolute. Borrower covenants and agrees (a) to pay the balance of any principal, together with all accrued interest, as specified above in connection with any promissory note executed and evidencing any indebtedness incurred in connection with the Loan Agreement, as modified by this Amendment, pursuant to the terms set forth therein and (b) to perform and observe covenants, agreements, stipulations and conditions on its part to be performed hereunder or under the Loan Agreement and all other documents executed in connection herewith or thereof.

4

6.	No Set-Offs. Borrower hereby declares that Borrower has no set-offs, counterclaims, defenses or other causes of action against the Director arising out of the Loan Agreement or any of the Loan Documents, and to the extent any such set-offs, counterclaims, defenses or other causes of action may exist, whether known or unknown, such items are hereby waived by the Borrower.

7.	Release. Borrower hereby releaseS, waiveS and forever relinquishES all claims, demands, obligations, liabilities and causes of action of whatever kind or nature, whether known or unknown, including any so-called “Director liability” claims or defenses which it HAS, may have, or might assert now or in the future against the Director and/or ITS respective officers, directors, employees, agents, attorneys, accountants, consultants, successors, and assigns (individually, a “Releasee” and collectively, the “Releasees”), directly or indirectly, arising out of, based upon, or in any manner connected with (A) any transaction, event, circumstance, action, failure to act, or occurrence of any sort or type, whether known or unknown, which occurred, existed, or was taken or permitted prior to the execution of this Amendment with respect to Borrower’S Obligations TO the director, the LOAN Agreement, the other LOAN Documents, Borrower’S indebtedness TO the Director, or the administration thereof, (B) any discussions, commitments, negotiations, conversations, or communications with respect to Borrower’S Obligations TO the director or (C) any thing or matter related to any of the foregoing prior to the execution of this Amendment. The inclusion of this paragraph in this Amendment and the execution of this Amendment by the director does not constitute an acknowledgment or admission by the director of liability for any matter, or a precedent upon which any liability may be asserted.

8.	Non-Waiver. This Amendment does not obligate the Director to agree to any other extension or modification of the Loan Agreement or other Loan Documents nor does it constitute a course of conduct or dealing on behalf of the Director or a waiver of any other rights or remedies of the Director. No omission or delay by the Director in exercising any right or power under the Loan Agreement, this Amendment or any related instruments, agreements or documents will impair such right or power or be construed to be a waiver of any default or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and no waiver will be valid unless in writing and then only to the extent specified.

9.	Incorporation. This Amendment is incorporated by reference into, and made part of, the Loan Agreement which, except as expressly modified herein, remains in full force and effect in accordance with its terms.

5

10.	No Modification. No modification of this Amendment or of any agreement referred to herein shall be binding or enforceable unless in writing and signed on behalf of the party against whom enforcement is sought.

11.	Headings. The headings of any section or paragraph of this Amendment are for convenience only and shall not be used to interpret any provision of this Amendment.

12.	Successors and Assigns. This Amendment will be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

13.	Governing Law. This Amendment shall be governed by, and construed and enforced in accordance with the laws of the State of Ohio, excluding the provisions related to conflicts of laws.

14.	Severability. The provisions of this Amendment are to be deemed severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

15.	Counterparts; Electronic Signatures. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Copies of signatures sent by facsimile transmission or provided electronically in portable document format (“PDF”) shall be deemed to be originals for purposes of execution and proof of this Amendment.

IN WITNESS WHEREOF, the Director and the Borrower have caused this Amendment to be duly executed by their duly authorized representatives, all effective as of December 31, 2012.

DIRECTOR:	BORROWER:

Ohio Development Services Agency,	SCI Engineered Materials, Inc.,
State of Ohio	an Ohio corporation
David Goodman, Director

By:	/s/ Ryan D. Burgess	By:	/s/ Daniel Rooney

Name:	Ryan D. Burgess	Name:	Daniel Rooney

Title:	Assistant Director	Title:	President & CEO

6